Exhibit 24.1
LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Joseph F. Fadool, Craig D. Aaron, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-3 of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 13, 2026	/s/ Sara A. Greenstein
Sara A. Greenstein

 LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Joseph F. Fadool, Craig D. Aaron, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-3 of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 13, 2026	/s/ Michael S. Hanley
Michael S. Hanley

 LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Joseph F. Fadool, Craig D. Aaron, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-3 of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 13, 2026	/s/ Alexis P. Michas
Alexis P. Michas

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Joseph F. Fadool, Craig D. Aaron, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-3 of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 13, 2026	/s/ Shaun E. McAlmont
Shaun E. McAlmont

 LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Joseph F. Fadool, Craig D. Aaron, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-3 of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 13, 2026	/s/ Deborah D. McWhinney
Deborah D. McWhinney

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Joseph F. Fadool, Craig D. Aaron, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-3 of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 13, 2026	/s/ Sailaja K. Shankar
Sailaja K. Shankar

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Joseph F. Fadool, Craig D. Aaron, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-3 of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 13, 2026	/s/ Hau N. Thai-Tang
Hau N. Thai-Tang